Nature of business and significant events	12 Months Ended
Dec. 31, 2012
Nature of business and significant events
Nature of business and significant events

1.                            Nature of business and significant events

Satélites Mexicanos, S. A. de C. V. and subsidiaries (“Satmex” and together with its subsidiaries, the “Company”) is a provider of fixed satellite services (“FSS”) in the Americas. Satmex’s current fleet is comprised of three satellites, Satmex 6, Satmex 5, and Solidaridad 2 in contiguous orbital slots that enable its customers to serve its entire coverage footprint utilizing a single satellite connection. The satellites are operated and monitored from two satellite control centers, located in Iztapalapa, Mexico, and Hermosillo, Mexico. In March 2008, Solidaridad 2 was placed in inclined orbit; currently it only provides L-band service to the Mexican government.

In addition to the core FSS business, which is reported as “Satellite services” segment, Satmex also provides the programming distribution services segment to offer TV programs in Spanish for Hispanic communities living in the United States of America (“USA”). The Company also provides broadband satellite transmission capacity services for various applications, such as internet access via satellite, telecommunication transmission and broadcasting.

Satmex provides its commercial services through Satmex 6 and Satmex 5, which have a total of 108 C- and Ku-band 36 MHz transponder equivalents. Satmex’s business provides communication services to a diverse range of customers, including telecommunications companies, private and state-owned broadcasting networks, direct-to-home satellite television operators, and public and private telecommunications networks operated by financial, educational and media companies as well as governmental entities.

On March 11, 2013, the Mexican President submitted a telecommunications reform bill whose purpose is to encourage economic competition and speed up the technological development of the sector. The current Foreign Investment Law establishes that radio broadcast and other radio and television services are reserved exclusively for Mexicans or Mexican companies with a foreigner exclusion clause. By the same token, in the case of concessionaire companies, as established in articles 11 and 12 of the Federal Telecommunications Law, the foreign investment may be up to 49%. Accordingly, the reform bill establishes that it is essential to promote investment structures in the radiobroadcast and telecommunications sectors, to make them more efficient.

For this reason, transitory article fifth establishes that once the constitutional reform goes into effect, federal laws will be modified and direct foreign investment of up to 100% will be allowed in telecommunications and satellite communications. However the final reform and the time that will be approved is not certain. Other potential effects of the reform are still unknown. Consequently, at the date of this financial information the Company’s management has not concluded the impact on the consolidated financial statements.

Satmex 8

On May 7, 2010, but effective as of April 1, 2010, Satmex entered into a construction contract (the “Construction Agreement”) with Space Systems/Loral, LLC (f/k/a Space Systems/Loral, Inc.) (“SSL”) for the design and construction of a 64 transponder, C- and Ku- band satellite, named Satmex 8 to replace satellite Satmex 5. The Construction Agreement contemplated a fixed price for the construction of Satmex 8 as well as specified support services, plus additional costs depending on the launch vehicle selected and Satmex 8’s achievement of orbital performance. Construction of Satmex 8 was completed in July 2012, for a total construction cost of approximately $358.3 million. As of December 31, 2012, the remaining amount to be paid upon launch is $17,750 and is recognized as a current liability in the accompanying consolidated balance sheet.

On December 23, 2010, Satmex entered into a contract for launch services with ILS International Launch Services, Inc. (“ILS”), anticipating the launch of satellite Satmex 8 to be in the third quarter of 2012. A subsequent launch date of December 28, 2012 was agreed upon by Satmex and ILS as a result of normal construction delays. On December 8, 2012, a technical failure in the launch equipment occurred, for which reason, on December 27, 2012, Satmex announced that the launch of satellite Satmex 8 would be further delayed. ILS established the Failure Review Oversight Board (“FROB”), in which Satmex was a participant, and immediately began to investigate the cause of the technical failure. On February 14, 2013, ILS issued additional details regarding the most probable root cause of the failure and presented corrective actions to the FROB. The FROB studies concluded shortly thereafter and the corrective actions to fix the technical failure were put into place. Consequently, a new launch date of March 26, 2013 was established. Management estimates these delays will not have an adverse impact on its financial information.

The satellite Satmex 8 commercial operation date is expected to be in early May 2013. As of December 31, 2012, the amount to be paid upon launch is $4,900, which has been placed in a trust and is contractually restricted for such payment, presented as restricted cash in the accompanying consolidated balance sheet (see further discussion in Note 4b).

Subsequent event - Satmex 8 satellite was successfully launched on March 27, 2013, on Baikonur, Kazakhstan time (March 26, 2013 GMT). The satellite was carried into orbit on an ILS Proton Launch Vehicle. After launch, the satellite successfully performed post-launch maneuvers and deployed its solar arrays on schedule and began firing its main thruster in order to start maneuvering into geosynchronous orbit.

Satmex 7

On March 13, 2012, Satmex and Asia Broadcast Satellite Holdings Ltd (“ABS”) entered into a master procurement agreement with Boeing Satellite Systems International, Inc. (“Boeing”) (the “Master Procurement Agreement”), which establishes the framework for the joint administration by Satmex and ABS for the purchase of four C- and Ku-band satellites to be developed and manufactured by Boeing (the “Program”). In the event ABS fails to perform its obligations under its own satellite procurement agreement, Boeing will be entitled to increase the price of each satellite of Satmex up to maximum of $10.5 million. Also, on this date, Satmex entered into a construction agreement (the “Satmex Procurement Agreement”) with Boeing, for the design, construction and delivery of the satellite Satmex 7, which will be based on Boeing’s 702 SP platforms, for a 34-month construction schedule. The Satmex Procurement Agreement also provides for a right to purchase an additional satellite based  on Boeing’s 702 SP platforms.

Satmex also entered into a bilateral agreement with ABS on March 13, 2012 (the “Bilateral Agreement”), whereby Satmex and ABS agreed to share launch services, allocate common Program costs and cross- indemnify each other  for any actions or changes to the Program made by Satmex or ABS that adversely affect the costs, timing, delivery or launch of the other party’s satellite or satellites.

Finally, Satmex entered into a launch services agreement (the “Launch Services Agreement”) with Space Exploration Technologies, Corp. (“SpaceX”) to launch satellite Satmex 7. The launch services agreement provides for a scheduled launch period for Satmex 7 between December 2014 and 2015 and with operations expected to commence in October 2015.

Satellite Satmex 7 will replace satellite Solidaridad 2. The design, construction, launch and insurance costs of Satmex 7 are expected to be approximately $165.0 million. At December 31, 2012, the amount incurred has been $32,750, which includes $1,175 of capitalized interest.